UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 7, 2016

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

Quintin Kneen, President & Chief Executive Officer of GulfMark Offshore, Inc. (the “Company”), will present on September 8, 2016 at the Barclays CEO Energy Power Conference to be held in New York, New York. Attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 is a copy of the presentation slides.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

The presentation referred to in this report and any oral or written statements made in connection with the presentation or the slides attached as Exhibit 99.1 that are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects; and other material factors that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015. Consequently, these forward-looking statements should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

ITEM 9.01.	Financial Statements and Exhibits

(d)     Exhibits

The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	GulfMark Offshore, Inc. presentation slides dated September 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016		GulfMark Offshore, Inc.
(Registrant)
	By:	/s/ James M. Mitchell
	Name:	James M. Mitchell
	Title:	Executive Vice President & Chief Financial Officer

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